Exhibit 10.30

AMENDMENT NO. 4 AND WAIVER, dated as of April 8, 2008 (this “Agreement”) to the Credit and Guaranty Agreement, dated as of May 18, 2005, as modified by Amendment No. 1 dated as of February 8, 2006, by Amendment No. 2 dated as of December 22, 2006 and by Amendment No. 3 dated as of May 2, 2007 (as so amended, the “Credit Agreement”) by and among Xerium Technologies, Inc. (“Xerium”), a Delaware corporation, XTI LLC (“XTI”), a Delaware limited liability company, Xerium Italia S.p.A. (“Italia SpA”), an Italian società per azioni, Xerium Canada Inc. (“Xerium Canada”), a New Brunswick (Canada) corporation resulting from the amalgamation of Stowe-Woodward/Mount Hope Inc. and Weavexx Corporation, Huyck Wangner Austria GmbH (“Huyck Austria”), an Austrian limited liability company formerly known as Huyck Austria GmbH, and Xerium Germany Holding GmbH (“Germany Holdings”), a German limited liability company (each of Xerium, XTI, Italia SpA, Xerium Canada, Huyck Austria and Germany Holdings, individually, a “Borrower” and, collectively, the “Borrowers”), certain Subsidiaries (such capitalized terms and all other capitalized terms not otherwise defined herein have the meanings provided for in the Credit Agreement (as defined below)) of the Borrowers, as Guarantors, the Banks party hereto, Citicorp North America, Inc., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Banks have made Loans to the Borrowers pursuant to the Credit Agreement;

WHEREAS, each Borrower and Guarantor expressly reaffirms all of the Credit Documents and the indebtedness and other obligations thereunder, each Borrower and Guarantor agrees that nothing contained herein shall operate to release the Borrowers and the Guarantors or any other Person or Persons from their liability to keep and perform the provisions, conditions, obligations and agreements contained in the Credit Documents, except as they may be herein modified, and each Borrower and Guarantor hereby reaffirms that each provision, condition, obligation and agreement in such documents shall continue in full force and effect, except as herein modified;

WHEREAS, the validity, priority and perfection of all mortgages, security interests and other liens granted or created by the Credit Documents are hereby acknowledged and confirmed by each Borrower and Guarantor, and each Borrower and Guarantor agrees that such documents shall continue to secure the Loans and the other Obligations, without any change, loss or impairment of the priority of such mortgages, security interests or other liens; and

WHEREAS, each Borrower and Guarantor understands, acknowledges and agrees that certain Defaults, Events of Defaults and failures of conditions precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement have occurred and are continuing, which events relieve each of the Banks from their respective obligations to extend credit under the Credit Agreement and which events permit the Requisite Banks to, among other things, cause the Administrative Agent to declare all Obligations to be immediately due and payable;

NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

Section 1. Forbearance and Waiver Period. Each Borrower and Guarantor acknowledges that certain Defaults and Events of Default have occurred and are continuing under the Credit Agreement with respect to Sections 5.1(c) and 5.1(d) of the Credit Agreement with respect to financial statements for the Fiscal Year ended December 31, 2007 and with respect to Sections 6.8 (a) and 6.8(b) of the Credit Agreement with respect to the fiscal period ending March 31, 2008 (the “Existing Defaults”). In addition, each Borrower and Guarantor further acknowledges that, if non-cash losses resulting from marking to market Hedging Obligations were included in Consolidated Interest Expense, additional Events of Default would have occurred with respect to Sections 6.8(a) of the Credit Agreement with respect to the fiscal period ending December 31, 2007. The Borrowers have requested the clarifying amendment of the definition of Consolidated Interest Expense set forth in Section 4 of this Agreement, and on the basis of the Borrowers’ understanding of the definition of Consolidated Interest Expense as confirmed by that amendment, such potential additional Events of Default are not included in the Existing Defaults. Subject to the terms of this Agreement, the Administrative Agent and the Banks agree to forbear from exercising their remedies under the Credit Documents in respect of the Existing Defaults, and to temporarily waive the Existing Defaults, solely for the period commencing on the date the conditions precedent contained in Section 5 of this Agreement are satisfied or waived (the “Effective Date”) through and until the earlier of (i) the occurrence of any Default or Event of Default under any Credit Document other than the Existing Defaults and (ii) May 31, 2008 (such period the “Forbearance Period”); provided that Xerium shall provide to the Administrative Agent no later than April 8, 2008 the audited financial statements for the Fiscal Year ended December 31, 2007 which shall be in form and substance substantially similar to the draft financial statements covering the same period Xerium delivered to the Administrative Agent other than for the impact the impairment of goodwill of Xerium’s roll covers business would have on such financials statements. It is understood and agreed that after the expiration of the Forbearance Period the Administrative Agent and the Banks may exercise the remedies set forth under the Credit Documents in respect of the Existing Defaults.

Section 2. Certain Covenants and Agreements of the Borrowers.

(a) The Borrowers shall use their best efforts to enter into an amendment of the Credit Agreement prior to May 31, 2008 in form and substance satisfactory to the Requisite Banks.

(b) On or prior to May 31, 2008, (i) the Borrowers shall use their best efforts to establish and maintain deposit account control agreements with the Collateral Agent and each financial institution within the United States at which any Borrower and Guarantor maintains a deposit account covering the financial assets held therein and (ii) Xerium shall use its best efforts to cause Xerium Technologies Ltd. (“XTL”) to establish and maintain a deposit account control agreement with the Collateral Agent with respect to that certain master account held at Deutsche Bank in Germany (account number 027561000). Each such deposit account control agreement shall provide, among other things, that each such financial institution shall upon receipt of written instructions from the Collateral Agent transfer all proceeds of the subject deposit accounts into an account to be designated by the Collateral Agent. Neither the Borrowers nor the Guarantors shall attempt to change any direction or designation set forth in the subject deposit account control agreements regarding payment of charges without the prior written consent of the Collateral Agent.

(c) On or prior to May 31, 2008, (i) the Borrowers shall use their best efforts to establish and maintain security account control agreements with the Collateral Agent and each financial institution within the United States at which any Borrower and Guarantor maintains a securities or commodities account covering the financial assets held therein and (ii) Xerium shall use its best efforts to cause XTL to establish and maintain a securities account control agreement with the Collateral Agent with respect to that certain master account in Germany with the Commerzbank Money Fund WKN 973 739 (account number 471/2056026). Each such security account control agreement shall provide, among other things, that each such financial institution shall upon receipt of written instructions from the Collateral Agent transfer all proceeds of the subject securities or commodities account(s) into an account to be designated by the Collateral Agent. Neither the Borrowers nor the Guarantors shall attempt to change any direction or designation set forth in the subject securities account control agreements regarding payment of charges without the prior written consent of the Collateral Agent.

(d) On or prior to April 30, 2008, Xerium shall deliver to the Administrative Agent (commencing with the Fiscal Year ending December 31, 2008), a five-year detailed consolidated budget and business plan of Xerium and its Subsidiaries for each Fiscal Year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of each Fiscal Year) in form and substance reasonably satisfactory to the Administrative Agent (the “Business Plan”); provided that the Business Plan for Fiscal Year 2008 shall be prepared by Fiscal Quarter for such Fiscal Year.

(e) On or before April 1, 2008, Xerium shall have delivered to the Administrative Agent, a 3 month rolling cash flow statement in form and substance reasonably satisfactory to the Administrative Agent (the “3 Month Cash Flow Statements”) and thereafter Xerium shall deliver to the Administrative Agent 3 Month Cash Flow Statements on or before May 1, 2008.

(f) Notwithstanding anything to the contrary in the Credit Agreement, as of the Effective Date and during the Forbearance Period, in no event shall new Revolving Loans be available to the Borrowers and each Borrower acknowledges and agrees that no Bank shall be obligated to make any Revolving Loans to the Borrower; provided that Xerium may request (i) that the

Issuing Bank issue new Letters of Credit in the ordinary course of business (as defined below) for the purpose of backstopping trade obligations in an amount not to exceed at any time $10,000,000 in the aggregate and (ii) continuations of LIBOR Loans, Euribor Loans and BA Loans as provided in Section 2.9 of the Credit Agreement.

(g) Xerium shall use its best efforts to make each Subsidiary set forth in Schedule 1 hereto a Non-US Guarantor prior to the expiration of the Forbearance Period.

Section 3. Conduct of Business. During the Forbearance Period, notwithstanding any provisions of the Credit Agreement or any Credit Document otherwise, except as may be approved in writing by the Requisite Banks and except as otherwise specifically provided in this Agreement (but without limiting the obligations of the Borrowers and the Guarantors under the Credit Agreement and the other Credit Documents), each Borrower and each Guarantor shall and shall cause each of its Subsidiaries to:

(a) operate its business in the ordinary course consistent with prudent business practice for companies similarly situated (“ordinary course of business”);

(b) not enter into any contract (including without limitation, any letters of intent, memoranda of understanding or other agreements for investments or acquisitions including for any Permitted Acquisitions) which will be binding or impose liabilities upon any Credit Party or any of their respective Subsidiaries other than in the ordinary course of business, except as contemplated by Sections 3(c) and (d) of this Agreement and except in connection with any issuance of equity securities by Xerium;

(c) not (i) incur any Indebtedness or create or become liable with respect to any contingent obligation other than contingent obligations permitted under clause (iii)(x) below; provided that Xerium may incur Subordinated Debt; provided further that all of the net proceeds of such incurrence of Subordinated Debt are applied in accordance with Section 2.15(b) of the Credit Agreement, (ii) forgive any indebtedness or other obligation (other than customer receivables in connection with collection efforts in the ordinary course of business), (iii) make any loans, advances, dividends, capital contributions or any other Investment (other than (w) dividends by any Subsidiary of Xerium to the corporate parent of such Subsidiary, (x) Investments permitted by Sections 6.7(a), (b), (c), (d), and (j) of the Credit Agreement; provided that no Investments shall be made in Subsidiaries that are not Credit Parties other than the Subsidiaries set forth in Schedule 1 to this Agreement; provided further that the amount of Investments permitted under the preceding proviso to this clause (iii)(x) shall not exceed at any time $6,500,000 in the aggregate and (y) Investments permitted by Section 6.7(e) of the Credit Agreement not exceeding in the aggregate incurred during the Forbearance Period $12,300,000;

(d) not (i) create any Subsidiaries or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself or any Subsidiary (or suffer any liquidation or dissolution) (other than the merger or liquidation of any Subsidiary of Xerium into Xerium or any wholly-owned Subsidiary of Xerium), (ii) other than as permitted by Section 6.9(b) of the Credit Agreement, convey, sell, lease, sub-lease, transfer or otherwise dispose of any of its business or assets (a “Disposal”), whether now owned or hereafter acquired, unless all of the net proceeds of such Disposal are applied in accordance with Section 2.15(b) of the Credit Agreement or (iii) acquire by purchase or otherwise all or a substantial part of the business or assets of, or Capital Stock or other evidence of beneficial ownership of, any Person or any unit or division thereof or consummate any Permitted Acquisitions, other than the acquisition and sale of inventory in the ordinary course of business; and

(e) not agree in writing to take any of the foregoing actions.

Section 4. Amendment of Credit Agreement.

(a) The Credit Agreement is hereby amended by amending the definition of “Consolidated Interest Expense” set forth in Section 1.1 of the Credit Agreement by adding at the end thereof, for purposes of clarification, the following new sentence:

“For purposes of clarifying the intention of the parties, notwithstanding any other provision of this Agreement, any non-cash gains and losses resulting from marking to market Hedging Obligations shall not be included in Consolidated Interest Expense.”

(b) The Credit Agreement is hereby amended by deleting clause (iii) of the definition of “Consolidated Net Income” set forth in Section 1.1 in its entirety and substituting therefor with the following:

“(iii) any unrealized gains or losses on account of indebtedness (external and long-term intercompany indebtedness) made pursuant to Financial Accounting Standard No. 52 or otherwise in accordance with GAAP”

(c) The Credit Agreement is hereby amended by deleting Section 6.5(b) in its entirety and substituting therefor with the following:

“[Reserved]; and”

Section 5. Conditions Precedent. The Effective Date shall be that date when, to the satisfaction of the Administrative Agent and the Requisite Banks, the following conditions shall been satisfied or waived:

(a) The Borrowers, Guarantors and the Requisite Banks shall have executed and delivered this Agreement to the Administrative Agent; and the Borrowers and the Guarantors shall have performed all covenants and agreements required to have been performed as of the Effective Date;

(b) The Administrative Agent shall have received a certificate, dated the date hereof and signed by an Authorized Officer of Xerium, confirming that all conditions precedent to the effectiveness of this Agreement have been met, that all representations and warranties set forth herein are true, accurate and correct and as to the absence of any Defaults or Events of Default (other than the Existing Defaults), in each case as provided for herein; and

(c) The Administrative Agent shall have received payment in full of all fees and expenses due to the Administrative Agent and the Banks (including the reasonable fees and expenses due of its legal counsel) under the Credit Agreement and in connection with this Agreement.

Section 6. Fees. Xerium agrees to pay to each Bank executing and delivering (by telecopy or otherwise) this Agreement, on or before 11:00 A.M., New York time, April 8, 2008, a fee equal to 0.50% (the “Fee”) of the outstanding principal amount of all Loans and Commitments of such Bank. The Fee shall be fully earned and nonrefundable on the date this Agreement becomes effective in accordance with Section 5 of this Agreement. Xerium shall pay the Fee to the Administrative Agent on such date for the benefit of the Banks that have executed and delivered this Agreement.

Section 7. Guarantor Assent. Each Guarantor assents to each and every term and provision of this Agreement and agrees, ratifies and affirms that each of their respective guarantees of all or a portion of the Loans and other Obligations shall remain in full force and effect and shall apply to and include, without limitation, all of the obligations and liabilities of any Credit Party to the Banks under the Credit Documents. Each Guarantor further acknowledges that any mortgage, security interest, lien or other Credit Document which secures any such guaranty shall continue to secure such guaranty without any change, loss or impairment of the priority of the Banks’ mortgage, security interest, lien or other interest.

Section 8. Effect on the Credit Agreement and the Other Credit Documents. Except to the extent expressly provided herein, this Agreement does not constitute, and shall not be deemed to constitute a waiver of (i) any Agents’ or Banks’ remedies under the Credit Documents or (ii) any Default or Event of Default. Except as expressly provided in this Agreement, no action taken by any Bank or Agent prior to, on or after the hereof shall constitute a waiver or modification of any term or condition of any of the Credit Documents or of any instruments or agreements referred to therein, or prejudice any rights which the Agent or any of the Banks may now have as of the date hereof or may have in the future under or in connection with the Credit Documents or any of the instruments referred to therein, including without limitation all rights and remedies in connection with Defaults, Events of Default and failures of conditions precedent to the making of Loans and the issuance of Letters of Credit that have occurred and are continuing, all of which rights and remedies each Bank and each Agent hereby expressly reserves.

Section 9. Representations and Warranties. Each Borrower and each Guarantor represents and warrants to the Banks and the Agents that (i) as of the date hereof, no Default or Event of Default exists other than the Existing Defaults, (ii) all representations and warranties contained in the Credit Agreement and the other Credit Documents (other than, to the extent of the Existing Defaults only, any representation and warranty that no Default or Event of Default exists) are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, (iii) the execution, delivery and performance by each Borrower and Guarantor of this Agreement are within the powers of such Borrower and Guarantor, have been duly authorized by all necessary action and do not contravene the respective Organizational Documents of such Borrower and Guarantor, (iv) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by the Borrowers or Guarantors of this Agreement, (v) this Agreement constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity and (vi) except as heretofore disclosed in writing by Xerium to the Banks, as of the date hereof, there is no pending or to the knowledge of the Borrowers and the Guarantors, threatened action, suit, proceeding, governmental investigation or arbitration against or affecting Xerium or any of its Subsidiaries that could reasonably be expect to have a Material Adverse Effect. Each Borrower and each Guarantor acknowledges and agrees that each of the Credit Documents shall continue in full force and effect and is hereby ratified and confirmed, and that the Credit Parties’ Obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

Section 10. Setoffs and Defenses. The Borrowers have no setoffs or defenses to their respective obligations under the Credit Documents and no claims or counterclaims against any of the Agents or the Banks.

Section 11. Releases by the Borrowers and the Guarantors. As an inducement to the Administrative Agent to enter into this Agreement on behalf of the Banks, each Borrower and each Guarantor hereby releases and discharges the Banks and the Agents, and their respective successors and assignees, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against the Banks, the Agents and/or successors and assigns which such Borrower or Guarantor ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever arising out of or in connection with the Credit Documents, from the time prior to the date of the Credit Agreement to the date hereof.

Section 12. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

Section 13. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or by “PDF” shall be equally effective as delivery of an original executed counterpart of this Agreement.

Section 14. No Waiver. No failure or delay on the part of the Agents or any Bank in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 16. Credit Document. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

Section 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: EVP & Chief Financial Officer

XTI LLC

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM ITALIA S.P.A.

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM CANADA INC.

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

HUYCK WANGNER AUSTRIA GMBH

Signed by  Joan Badrinas

as managing Director for Huyck Wangner Austria GmbH

By:  /s/  J Badrinas

XERIUM GERMANY HOLDING GMBH

Signed by  Joan Badrinas

as managing director of Xerium Germany Holding GmbH

By:  /s/  J Badrinas

HUYCK WANGNER GMBH

Signed by  Joan Badrinas

as managing director of Huyck Wangner GmbH

By:  /s/  J Badrinas

HUYCK AUSTRALIA PTY. LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

By:  /s/  Cheryl Diuguid

        Name: Cheryl Diuguid

        Title: Director

ROBEC WALZEN GMBH

Signed by  Michael P O’Donnell

as director of Robec Walzen GmbH

By:  /s/  Michael P O’Donnell

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By:  /s/  M Godoi

        Name: Marcelo de Bártolo Godoi

        Title: Director

XERIUM TECHNOLOGIES BRASIL

INDÚSTRIA E COMÉRCIO S.A.

By:  /s/  M Godoi

        Name: Marcelo de Bártolo Godoi

        Title: Director

XERIUM DO BRASIL LTDA.

By:  /s/  M Godoi

        Name: Marcelo de Bártolo Godoi

        Title: Director

XERIUM (FRANCE) SAS

By:  /s/  P Williamson

        Name: Peter Williamson

        Title: President

STOWE WOODWARD FRANCE SAS

By:  /s/  P Williamson

        Name: Peter Williamson

        Title: President

STOWE WOODWARD AG

Signed by  Peter Williamson

as managing director of Stowe Woodward AG

By:  /s/  P Williamson

HUYCK JAPAN LIMITED

By:  /s/  Michael P O’Donnell

duly authorised for purposes of this agreement

        Name: Michael P O’Donnell

        Title: Director

STOWE WOODWARD MÉXICO, S.A. DE C.V.

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

TIAG TRANSWORLD

INTERWEAVING GMBH

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Prokurist

HUYCK WANGNER (UK) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

STOWE-WOODWARD (UK) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM TECHNOLOGIES LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

STOWE-WOODWARD (UK) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

HUYCK LICENSCO INC.

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

STOWE WOODWARD LLC

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

STOWE WOODWARD LICENSCO LLC

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

WEAVEXX CORPORATION,

a Delaware corporation

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM III (US) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM IV (US) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

XERIUM V (US) LIMITED

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

WANGNER ITELPA I LLC

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

WANGNER ITELPA II LLC

By:  /s/  Michael P O’Donnell

        Name: Michael P O’Donnell

        Title: Director

CITICORP NORTH AMERICA, INC.

as Administrative Agent, Issuing Bank, Collateral Agent and a Bank

By:  /s/  Blake Gronich

        Name: Blake Gronich

        Title: Director

___________________________________,

as a Bank (please print name of institution)

By1:  _______________________________

        Name:

        Title:

A list of applicable signing banks is attached hereto.

1.	4086 Advisors FALL CREEK CLO LTD
2.	ACA Management ACA CLO 2005-1, LIMITIED
3.	Aegon MALIBU CBNA LOAN FUNDING LLC
4.	Aegon PINEHURST TRADING, INC.
5.	AIB Capital Markets SKELLIG ROCK B.V.
6.	Alliance Capital ACM INCOME FUND
7.	Alliance Capital NEW ALLIANCE GLOBAL CDO, LIMITED
8.	Alliance Capital OREGON STATE TREASURY
9.	AllianceBernstein ABCLO 2007-1 LTD
10.	AllianceBernstein INDIANA STATE TEACHERS’ RETIREMENT
11.	AllianceBernstein SANFORD C. BERNSTEIN FUND. INC. II
12.	Allied Irish Bank ALLIED IRISH BANK PLC
13.	Aozora Bank AZURE FUNDING
14.	Avenue Capital AVENUE CLO II, LTD
15.	Avoca AVOCA CLO V PLC.
16.	Babson Capital BABSON CLO LTD 2005-I
17.	Babson Capital BABSON CLO LTD 2005-II
18.	Babson Capital BABSON CLO LTD 2006-II
19.	Babson Capital BABSON CLO LTD 2007-I
20.	Babson Capital BILL & MELINDA GATES FOUNDATION
21.	Babson Capital MASSACHUSETTS MUTUAL LIFE INSURANCE
22.	Babson Capital SAPPHIRE VALLEY CDO I, LTD.
23.	Babson Capital SUFFIELD CLO, LIMITED
24.	BANCO ESPIRITO SANTO BANCO ESPIRITO SANTO
25.	Bank of America BANK OF AMERICA N.A.
26.	Bank of Scotland THE GOVERNOR AND COMPANY OF THE BAN
27.	Black Diamond Capital Management LLC BLACK DIAMOND CLO 2005-2 LTD FKA
28.	Black Diamond Capital Management LLC BLACK DIAMOND CLO 2006 -I
29.	Black Diamond Capital Management LLC BLACK DIAMOND INTERNATIONAL FUNDING
30.	Black Diamond Capital Management LLC COOKSMILL
31.	BlackRock LONGHORN CDO III, LTD.

32.	Blackstone ESSEX PARK CDO LTD FKA
33.	Blackstone INWOOD PARK CDO LTD.
34.	Blackstone LAFAYETTE SQUARE CDO LTD
35.	Blackstone LOAN FUNDING VI LLC
36.	Blackstone MONUMENT PARK CDO LTD
37.	Blackstone PROSPECT PARK CDO LTD
38.	Blackstone REGENTS PARK CDO BV
39.	Blackstone UNION SQUARE CDO LTD.
40.	Canyon Partners CANYON CAPITAL CLO 2006-1 LTD.
41.	Citigroup CITIBANK, (ORIGINATION)
42.	Citigroup CITIBANK, N.A.—SECONDARY TRADING
43.	Credit Suisse Alternative Capital, Inc. ATRIUM IV
44.	Credit Suisse Alternative Capital, Inc. CSAM FUNDING IV
45.	Credit Suisse Alternative Capital, Inc. KC CLO II PLC
46.	Credit Suisse Alternative Capital, Inc. MADISON PARK FUNDING II, LTD
47.	Credit Suisse Alternative Capital, Inc. MADISON PARK FUNDING III LTD
48.	Credit Suisse Alternative Capital, Inc. MADISON PARK FUNDING V, LTD
49.	Deerfield Capital Management ACCESS INSTITUTIONAL LOAN FUND
50.	Deerfield Capital Management BRIDGEPORT CLO II LTD
51.	Deerfield Capital Management BRIDGEPORT CLO LTD
52.	Deerfield Capital Management BRYN MAWR CLO II LTD
53.	Deerfield Capital Management BURR RIDGE CLO PLUS LTD.
54.	Deerfield Capital Management CUMBERLAND II CLO LTD
55.	Deerfield Capital Management FOREST CREEK CLO, LTD.
56.	Deerfield Capital Management LONG GROVE CLO LIMITED
57.	Deerfield Capital Management MARQUETTE PARK CLO LTD.
58.	Deerfield Capital Management MUIRFIELD TRADING LLC
59.	Deerfield Capital Management ROSEMONT CLO, LTD
60.	Eaton Vance BIG SKY III SENIOR LOAN TRUST
61.	Eaton Vance EATON VANCE CDO IX LTD
62.	Eaton Vance EATON VANCE CDO VIII, LTD
63.	Eaton Vance EATON VANCE INSTITUTIONAL SENIOR LO
64.	Eaton Vance EATON VANCE LIMITED DURATION INCOME
65.	Eaton Vance EATON VANCE SENIOR FLOATING-RATE TR
66.	Eaton Vance EATON VANCE SENIOR INCOME TRUST
67.	Eaton Vance EATON VANCE VARIABLE LEVERAGE FUND
68.	Eaton Vance EATON VANCE VT FLOATING-RATE
69.	Eaton Vance EATON VANCE-FLOATING RATE INCOME TR
70.	Eaton Vance GRAYSON & CO
71.	Eaton Vance SENIOR DEBT PORTFOLIO
72.	Fidelity Investments BALLYROCK CLO II LIMITED
73.	Fidelity Investments BALLYROCK CLO III LTD
74.	General Electric Capital Corporation GE CORPORATE BANKING SAS FKA
75.	Grandview WATERFRONT CLO 2007-1
76.	Green Park GREEN PARK CDO B.V.
77.	Greywolf Capital GRAND CENTRAL ASSET TRUST, GAIA SER

78.	Gulf Steam Asset Management GULF STREAM—SEXTANT CLO 2006-I LT
79.	Gulf Steam Asset Management GULF STREAM—SEXTANT CLO 2007-1 LT
80.	Gulf Steam Asset Management GULF STREAM COMPASS CLO 2005-II, LT
81.	Gulf Steam Asset Management GULF STREAM COMPASS CLO-2005-I, LTC
82.	Harbourmaster Capital Management Ltd HARBOURMASTER CLO 4 BV
83.	Harbourmaster Capital Management Ltd HARBOURMASTER CLO 5 B.V.
84.	Harbourmaster Capital Management Ltd HARBOURMASTER CLO 6 BV
85.	Harbourmaster Capital Management Ltd HARBOURMASTER LOAN CORPORATION
86.	Harch Capital Management HARCH CLO II LIMITED
87.	Harch Capital Management HARCH CLO III LIMITED
88.	Henderson Global Investors Limited AQUILAE CLO I PLC
89.	Henderson Global Investors Limited AQUILAE CLO II PLC
90.	Henderson Global Investors Limited MAGI FUNDING I PLC
91.	Henderson Global Investors Limited Melchior CDO I S.A.
92.	HVB BAYERISCHE HYPO-UND VEREINSBANK AG
93.	IKB Capital Corporation BACCHUS (U.S) 2006-1 LTD
94.	IKB Capital Corporation BACCHUS (U.S) 2006-2 PLC
95.	IKB Capital Corporation BACCHUS 2006-1 PLC
96.	IKB Capital Corporation BACCHUS 2006-2 PLC
97.	IKB Capital Corporation BACCHUS 2007-1 PLC
98.	IKB Capital Corporation IKB CAPITAL CORPORATION
99.	ING Investments ING INTERNATIONAL(II)-SENIOR BANK L
100.	ING Investments ING INVESTMENT MANAGEMENT CLO I, LT
101.	ING Investments ING INVESTMENT MANAGEMENT CLO IV LT
102.	ING Investments ING INVESTMENT MANAGEMENT CLO V LTD
103.	ING Investments ING INVESTMENT MANAGMENT CLO II
104.	ING Investments ING INVESTMENT MANAGMENT CLO III
105.	ING Investments ING PRIME RATE TRUST
106.	ING Investments ING SENIOR INCOME FUND
107.	Intermediate Capital Group EUROCREDIT CDO I B.V.
108.	Intermediate Capital Group EUROCREDIT CDO II B.V.
109.	Invesco AIM FLOATING RATE FUND
110.	Invesco ATLANTIS FUNDING LTD
111.	Invesco ATLAS LOAN FUNDING (NAVIGATOR) LLC
112.	Invesco AVALON CAPITAL Ltd. 3
113.	Invesco CHAMPLAIN CLO, LTD
114.	Invesco CHARTER VIEW PORTFOLIO
115.	Invesco DIVERSIFIED CREDIT PORTFOLIO LTD.
116.	Invesco KATONAH V, LTD
117.	Invesco LIMEROCK CLO I
118.	Invesco LOAN FUNDING IX LLC
119.	Invesco MOSELLE CLO S.A.
120.	Invesco SAGAMORE CLO LTD.
121.	Invesco SARATOGA CLO I, LIMITED
122.	Invesco WASATCH CLO LTD(F/K/A SEQUILS-LIBER

123.	KBC Bank KBC BANK N.V.
124.	LANDSBANKI ISLANDS LANDSBANKI ISLANDS HF
125.	LaSalle GRAND CENTRAL ASSET TRUST, BDC SERI
126.	Marathon Asset Management MARATHON CLO I LTD
127.	Marathon Asset Management MARATHON CLO II LTD
128.	Merrill Lynch MERRILL LYNCH CAPITAL SERVICES, INC
129.	Morgan Stanley CONFLUENT 3 LIMITED
130.	Morgan Stanley MORGAN STANLEY PRIME INCOME TRUST
131.	Morgan Stanley QUALCOMM GLOBAL TRADING INC
132.	Norinchukin THE NORINCHUKIN BANK
133.	Octagon Credit Investors OCTAGON INVESTMENT PARTNER X LTD
134.	Octagon Credit Investors OCTAGON INVESTMENT PARTNERS IX, LTD
135.	Octagon Credit Investors OCTAGON INVESTMENT PARTNERS V LTD
136.	Octagon Credit Investors OCTAGON INVESTMENT PARTNERS VI, LTD
137.	Octagon Credit Investors OCTAGON INVESTMENT PARTNERS VII
138.	Octagon Credit Investors OCTAGON INVESTMENT PARTNERS VIII, L
139.	One Wall Street ONE WALL STREET CLO II LTD FKA
140.	Par IV Funding TRALEE CDO I LTD
141.	PIMCO ADDISON CDO, LIMITED
142.	PIMCO CLARENVILLE CDO, SA
143.	PIMCO EUROPEAN ENHANCED LOAN FUND SA
144.	PIMCO FAIRWAY LOAN FUNDING COMPANY
145.	PIMCO GLOBAL ENHANCED Loan Fund S.A.
146.	PIMCO INTERCONTINENTAL CDO SA
147.	PIMCO LOAN FUNDING III LLC
148.	PIMCO MAYPORT CLO LTD
149.	PIMCO PIMCO FLOATING INCOME FUND
150.	PIMCO PIMCO FLOATING RATE STRATEGY FUND
151.	PIMCO SOUTHPORT CLO LIMITED
152.	PIMCO WAVELAND-INGOTS, LTD
153.	PPM America PPM GRAYHAWK CLO LTD
154.	PPM America PPM Monarch Bay Funding LLC
155.	PPM America PPM RIVIERA CBNA LOAN FUNDING LLC
156.	PPM America PPM SHADOW CREEK FUNDING LLC
157.	PPM America SERVES 2006-1 LTD
158.	PPM America SOLEIL-NEPTUNE LIMITED
159.	Rabobank PROSPERO CLO I B.V.
160.	RiverSource Investments AMERIPRISE CERTIFICATE COMPANY
161.	RiverSource Investments CENT CDO 12 LTD
162.	RiverSource Investments CENT CDO 14 LTD
163.	RiverSource Investments CENT CDO 15 LTD
164.	RiverSource Investments CENT CDO XI LIMITED
165.	RiverSource Investments CENTURION CDO 10 LIMITED
166.	RiverSource Investments CENTURION CDO 8, LIMITED
167.	RiverSource Investments CENTURION CDO 9 LIMITED
168.	RiverSource Investments CENTURION CDO VI, LTD

169.	RiverSource Investments CENTURION CDO VII, LTD
170.	RiverSource Investments CENTURION CDO XI LIMITED
171.	RiverSource Investments RIVERSOURCE BOND SERIES INC.
172.	RiverSource Investments RIVERSOURCE LIFE INSURANCE COMPANY
173.	RiverSource Investments RIVERSOURCE STRATEGIC ALLOCATION SE
174.	RiverSource Investments SEQUILS-CENTURION V, LTD.
175.	RMF Investment Management RMF EURO CDO III PUBLIC LTD. CO.
176.	RMF Investment Management RMF EURO CDO S.A.
177.	RMF Investment Management RMF EURO CDO V PLC
178.	Scotiabank SCOTIABANK (IRELAND) LIMITED
179.	Sovereign SOVEREIGN BANK
180.	Stanfield STANFIELD VEYRON CLO LTD
181.	Symphony Asset Management NUVEEN FLOATING RATE INCOME FUND
182.	Symphony Asset Management SYMPHONY CLO I, LTD
183.	Toronto Dominion TORONTO DOMINION (TEXAS) LLC
184.	TRALLEE CDO II LTD. TRALLEE CDO II LTD.
185.	UBS UBS AG
186.	Van Kampen Asset Management VAN KAMPEN SENIOR INCOME TRUST
187.	Van Kampen Asset Management VAN KAMPEN SENIOR LOAN FUND
188.	Wachovia WACHOVIA BANK, N.A.

Schedule 1 to

Amendment No. 4 and Waiver

Subsidiaries

Huyck Wangner (Shanghai) Trading Co Ltd

Huyck Wangner Vietnam Co Ltd

PMP (Changzhou) Roll Technologies Co Ltd

Stowe Woodward Sweden AB

Huyck Wangner Scandinavia AB